Exhibit 10.2

LIMITED RECOURSE GUARANTY

THIS LIMITED RECOURSE GUARANTY (“Guaranty”) is made as of this 24th day of July, 2020, by American Finance OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, having an address at 650 Fifth Avenue, 30th Floor, New York, New York 10019 (the “Guarantor”), in favor of COLUMN FINANCIAL, INC., a Delaware corporation (“Column”; Column, together with any other Co-Lender under the Loan and each of their respective successors, transferees and/or assigns, collectively, the “Lender”).

RECITALS:

A.                Lender and each of the entities listed on Schedule I attached hereto (individually or collectively, as the context may require, “Borrower”) have entered into a certain Loan Agreement (as it may hereafter be modified, supplemented, extended, or renewed and in effect from time to time, the “Loan Agreement”), which Loan Agreement sets forth the terms and conditions of a loan (said loan, together with all advances which may hereafter be made pursuant to the Loan Agreement, being referred to herein as the “Loan”) to Borrower secured by certain Properties as defined and more particularly described in the Loan Agreement.

B.                 Guarantor is an Affiliate of Borrower and will receive direct or indirect benefit from Lender’s making of the Loan to Borrower.

C.                 The Loan is evidenced by those certain promissory notes executed by Borrower and payable to the order of each Lender (collectively, as each may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other notes given in substitution therefor, or in modification, renewal, or extension thereof, in whole or in part, the “Note”).

D.                Any capitalized term used and not defined in this Guaranty shall have the meaning given to such term in the Loan Agreement. This Guaranty is one of the Loan Documents described in the Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and as a material inducement to Lender to extend credit to Borrower, Guarantor hereby guarantees to Lender the prompt and full payment and performance of the Guaranteed Recourse Obligations of Borrower (defined below), this Guaranty being upon the following terms and conditions:

1.                  Guaranteed Recourse Obligations of Borrower. Guarantor hereby unconditionally and irrevocably guarantees to Lender the punctual payment when due, and not merely the collectability, whether by lapse of time, by acceleration of maturity, or otherwise, of the Guaranteed Recourse Obligations of Borrower (hereinafter defined). As used herein, the term “Guaranteed Recourse Obligations of Borrower” shall mean all obligations and liabilities of Borrower for which Borrower shall be personally liable under and pursuant to Article 13 of the Loan Agreement.

2.                  Certain Agreements and Waivers by Guarantor.

(a)                Guarantor hereby agrees that each of the following shall constitute Events of Default hereunder (i) the occurrence of a default by Guarantor in payment of the Guaranteed Recourse Obligations of Borrower, or any part thereof, when such indebtedness becomes due, which default continues for five (5) Business Days following notice thereof to Guarantor and (ii) the dissolution, bankruptcy and/or insolvency of any Guarantor.

(b)                Upon the occurrence of any Event of Default hereunder, the Guaranteed Recourse Obligations of Borrower, for purposes of this Guaranty, shall be deemed immediately due and payable at the election of Lender, provided the same are due and payable under the Loan Agreement. Guarantor shall, on demand, pay the Guaranteed Recourse Obligations of Borrower to Lender as and when they become due. It shall not be necessary for Lender, in order to enforce such payment, first to (i) institute suit or pursue or exhaust any rights or remedies against Borrower or others liable for the Debt, (ii) enforce any rights against any security that shall ever have been given to secure the Debt, (iii) join Borrower or any others liable for the payment or performance of the Guaranteed Recourse Obligations of Borrower or any part thereof in any action to enforce this Guaranty and/or (iv) resort to any other means of obtaining payment or performance of the Guaranteed Recourse Obligations of Borrower.

(c)                Suit may be brought or demand may be made against all parties who have signed this Guaranty or any other guaranty covering all or any part of the Guaranteed Recourse Obligations of Borrower, or against any one or more of them, separately or together, without impairing the rights of Lender against any party hereto.

(d)                In the event any payment by Borrower or any other Person on account of the Guaranteed Recourse Obligations of Borrower to Lender is held to constitute a preference, fraudulent transfer or other voidable payment under any bankruptcy, insolvency or similar law, or if for any other reason Lender is required to refund such payment or pay the amount thereof to Borrower or such other party, such payment by Borrower or such other party to Lender shall not constitute a release of Guarantor from any liability hereunder and this Guaranty shall continue to be effective or shall be reinstated (notwithstanding any prior release, surrender or discharge by Lender of this Guaranty or of Guarantor), as the case may be, with respect to, and this Guaranty shall apply to, any and all amounts so refunded by Lender or paid by Lender to Borrower or such other Person (which amounts shall constitute part of the Guaranteed Recourse Obligations of Borrower), and any interest paid by Lender and any reasonable attorneys’ fees, costs and expenses paid or incurred by Lender in connection with any such event. If acceleration of the time for payment of any amount payable by Borrower under any Loan Document is stayed or delayed by any law or tribunal, any amounts due and payable hereunder shall nonetheless be payable by Guarantor on demand by Lender.

3.                  Subordination. If, for any reason whatsoever, Borrower is now or hereafter becomes indebted to Guarantor:

(a)                such indebtedness and all interest thereon and all liens, security interests and rights now or hereafter existing with respect to property of Borrower securing same shall, at all times, be subordinate in all respects to the Guaranteed Recourse Obligations of Borrower and to all liens, security interests and rights now or hereafter existing to secure the Guaranteed Recourse Obligations of Borrower;

(b)                Guarantor shall not be entitled to enforce or receive payment, directly or indirectly, of any such indebtedness of Borrower to Guarantor until the Guaranteed Recourse Obligations of Borrower have been fully and finally paid and performed;

(c)               Guarantor hereby assigns and grants to Lender a security interest in all such indebtedness (not including distributions) and security therefor, if any, of Borrower to Guarantor in violation of the Loan Documents now existing or hereafter arising including any payments pursuant to debtor relief or insolvency proceedings referred to below. In the event of receivership, bankruptcy, reorganization, arrangement or other debtor relief or insolvency proceedings involving Borrower as debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and shall have the right to receive directly from the receiver, trustee or other custodian (whether or not an Event of Default shall have occurred or be continuing under any of the Loan Documents), payments that are payable upon such indebtedness of Borrower to Guarantor now existing or hereafter arising in violation of the Loan Documents, and to have all benefits of any security therefor, until the Guaranteed Recourse Obligations of Borrower have been fully and finally paid and performed. If, notwithstanding the foregoing provisions, Guarantor should receive any payment that is prohibited as provided above in this Section, Guarantor shall pay the same to Lender immediately, Guarantor hereby agreeing that it shall receive the payment in trust for Lender and shall have absolutely no dominion over the same except to pay it immediately to Lender; and

(d)               Guarantor shall promptly upon request of Lender from time to time execute such documents and perform such acts as Lender may reasonably require to evidence and perfect its interest and to permit or facilitate exercise of its rights under this Section.

4.                  Other Liability of Guarantor or Borrower. If Guarantor is or becomes liable, by endorsement or otherwise, for any indebtedness owing by Borrower to Lender other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may have against Guarantor.

5.                  Assignment by Lender. This Guaranty is for the benefit of Lender and Lender’s successors and assigns, and in the event of an assignment by Lender of the Guaranteed Recourse Obligations of Borrower, or any part thereof, the rights and benefits hereunder, to the extent applicable to the Guaranteed Recourse Obligations of Borrower so assigned, may be transferred with such Guaranteed Recourse Obligations of Borrower. Guarantor waives notice of any transfer or assignment of the Guaranteed Recourse Obligations of Borrower, or any part thereof, and agrees that failure to give notice will not affect the liabilities of Guarantor hereunder.

6.                  Binding Effect. This Guaranty is binding not only on Guarantor, but also on Guarantor’s heirs, personal representatives, successors and assigns. Upon the death of Guarantor, if Guarantor is a natural person, this Guaranty shall continue against Guarantor’s estate as to all of the Guaranteed Recourse Obligations of Borrower, including that portion incurred or arising after the death of Guarantor and shall be provable in full against Guarantor’s estate, whether or not the Guaranteed Recourse Obligations of Borrower are then due and payable. If this Guaranty is signed by more than one Person, then all of the obligations of Guarantor arising hereunder shall be jointly and severally binding on each of the undersigned, and their respective heirs, personal representatives, successors and assigns, and the term “Guarantor” shall mean all of such Persons and each of them individually. Without limitation of any other term, provision or waiver contained herein, Guarantor hereby acknowledges and agrees that it has been furnished true, complete and correct copies of the Loan Documents and has reviewed the terms and provisions thereof (including, without limitation, the Guaranteed Recourse Obligations of Borrower).

7.                  Nature of Guaranty. Guarantor hereby acknowledges and agrees that this Guaranty (a) is a guaranty of payment and not only of collection and that Guarantor is liable hereunder as a primary obligor, (b) subject to Section 27 hereof, shall only be deemed discharged after the satisfaction in full of the Guaranteed Recourse Obligations of Borrower and the Debt (without limiting the terms of Section 27 hereof, other than any contingent liabilities in respect of which no claim has been made), (c) shall not, except in accordance with Section 27 hereof, be reduced, released, discharged, satisfied or otherwise impacted in connection with (i) any act or occurrence that might, but for the provisions hereof, be deemed a legal or equitable reduction, satisfaction, discharge or release (unless Lender agrees in writing with Borrower and/or Guarantor to any such reduction, satisfaction, discharge or release) and/or (ii) Lender’s enforcement of remedies under the Loan Documents and (d) shall survive the foregoing and shall not merge with any resulting foreclosure deed, deed in lieu or similar instrument (if any) but shall be subject to Section 27 hereof.

8.                  Governing Law. The governing law and related provisions set forth in Section 17.2 of the Loan Agreement (including, without limitation, any authorized agent provisions thereof) are hereby incorporated by reference as if fully set forth herein (with Guarantor substituted in all places where Borrower appears thereunder) and shall be deemed fully applicable to Guarantor hereunder. Guarantor hereby certifies that it has received and reviewed the Loan Agreement (including, without limitation, Section 17.2 thereof). In the event of any conflict or inconsistency between the terms and conditions hereof and this Section 8, this Section 8 shall control.

9.                  Invalidity of Certain Provisions. If any provision of this Guaranty or the application thereof to any Person or circumstance shall, for any reason and to any extent, be declared to be invalid or unenforceable, neither the remaining provisions of this Guaranty nor the application of such provision to any other Person or circumstance shall be affected thereby, and the remaining provisions of this Guaranty, or the applicability of such provision to other Persons or circumstances, as applicable, shall remain in effect and be enforceable to the maximum extent permitted by applicable Legal Requirements.

10.               Attorneys’ Fees, Costs and Expenses of Collection. Guarantor shall pay on demand all reasonable attorneys’ fees and all other costs and expenses actually incurred by Lender in the enforcement of or preservation of Lender’s rights under this Guaranty including, without limitation, all reasonable attorneys’ fees, actual costs and expenses, investigation costs, and all court costs, whether or not suit is filed herein, or whether at maturity or by acceleration, or whether before or after maturity, or whether in connection with bankruptcy, insolvency or appeal, or whether in connection with the collection and enforcement of this Guaranty against any other Guarantor, if there be more than one. Guarantor agrees to pay interest on any expenses or other sums due to Lender under this Section 10 that are not paid when due, at a rate per annum equal to the interest rate provided for in the Note. Guarantor’s obligations and liabilities under this Section 10 shall survive any payment or discharge in full of the Guaranteed Recourse Obligations of Borrower.

11.                Payments. All sums payable under this Guaranty shall be paid in lawful money of the United States of America that at the time of payment is legal tender for the payment of public and private debts.

12.               Controlling Agreement. It is not the intention of Lender or Guarantor to obligate Guarantor to pay interest in excess of that lawfully permitted to be paid by Guarantor under applicable Legal Requirements. Should it be determined that any portion of the Guaranteed Recourse Obligations of Borrower or any other amount payable by Guarantor under this Guaranty constitutes interest in excess of the maximum amount of interest that Guarantor, in Guarantor’s capacity as guarantor, may lawfully be required to pay under applicable Legal Requirements, the obligation of Guarantor to pay such interest shall automatically be limited to the payment thereof in the maximum amount so permitted under applicable Legal Requirements. The provisions of this Section shall override and control all other provisions of this Guaranty and of any other agreement between Guarantor and Lender.

13.               Notices. Any and all notices, elections, demands, requests and responses thereto permitted or required to be given under this Guaranty shall be given in accordance with the applicable terms and conditions of the Loan Agreement. Notices to Guarantor shall be addressed as follows:

If to Guarantor:	American Finance Operating Partnership, L.P. c/o American Finance Trust, Inc. 650 Fifth Avenue, 30th Floor New York, New York 10019

With a copy to:	Eversheds Sutherland (US) LLP The Grace Building 1114 Avenue of the Americas, 40th Floor New York, New York 10036-7703 Attention: John J. Busillo, Esq. Facsimile No.: 212-389-5099

If to Lender:	Column Financial, Inc. 11 Madison Avenue New York, New York 10010 Attention: General Counsel Division Facsimile No.: (212) 325-8717
And to:	Column Financial, Inc. 11 Madison Avenue, 11th Floor New York, New York 10010 Attention: N. Dante LaRocca email: dante.larocca@credit-suisse.com
With a copy to:	Dechert LLP 1095 Avenue of the Americas New York, New York 10036-6797 Attention: Krystyna M. Blakeslee, Esq. Facsimile No.: (212) 314-0014

14.                Cumulative Rights. The exercise by Lender of any right or remedy hereunder or under any other Loan Document, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. Lender shall have all rights, remedies and recourses afforded to Lender by reason of this Guaranty or any other Loan Document or by law or equity or otherwise, and the same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Guarantor or others obligated for the Guaranteed Recourse Obligations of Borrower, or any part thereof, or against any one or more of them, or against any security or otherwise, at the sole discretion of Lender, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Guarantor that the exercise of, discontinuance of the exercise of or failure to exercise any of such rights, remedies, or recourses shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse, and (d) are intended to be, and shall be, nonexclusive. No waiver of any default on the part of Guarantor or of any breach of any of the provisions of this Guaranty or of any other document shall be considered a waiver of any other or subsequent default or breach, and no delay or omission in exercising or enforcing the rights and powers granted herein or in any other document shall be construed as a waiver of such rights and powers, and no exercise or enforcement of any rights or powers hereunder or under any other document shall be held to exhaust such rights and powers, and every such right and power may be exercised from time to time. The granting of any consent, approval or waiver by Lender shall be limited to the specific instance and purpose therefor and shall not constitute consent or approval in any other instance or for any other purpose. No notice to or demand on Guarantor in any case shall of itself entitle Guarantor to any other or further notice or demand in similar or other circumstances. No provision of this Guaranty or any right, remedy or recourse of Lender with respect hereto, or any default or breach, can be waived, nor can this Guaranty or Guarantor be released or discharged in any way or to any extent, except specifically in each case by a writing intended for that purpose (and which refers specifically to this Guaranty) executed, and delivered to Guarantor, by Lender, or where otherwise specifically provided herein.

15.                Subrogation. Notwithstanding anything to the contrary contained herein, (a) Guarantor shall not have any right of subrogation in or under any of the Loan Documents or to participate in any way therein, or in any right, title or interest in and to any security or right of recourse for the Guaranteed Recourse Obligations of Borrower, until the Guaranteed Recourse Obligations of Borrower have been fully and finally paid, and (b) if Guarantor is or becomes an “insider” (as defined in Section 101 of the Bankruptcy Code) with respect to Borrower, then Guarantor hereby irrevocably and absolutely waives any and all rights of contribution, indemnification, reimbursement or any similar rights against Borrower with respect to this Guaranty (including any right of subrogation, except to the extent of collateral held by Lender), whether such rights arise under an express or implied contract or by operation of law, until the Guaranteed Recourse Obligations of Borrower have been fully and finally paid. It is the intention of the parties that Guarantor shall not be deemed to be a “creditor” (as defined in Section 101 of the Bankruptcy Code) of Borrower by reason of the existence of this Guaranty in the event that Borrower or Guarantor becomes a debtor in any proceeding under the Bankruptcy Code. This waiver is given to induce Lender to make the Loan as evidenced by the Note to Borrower.

16.               Further Assurances. Guarantor at Guarantor’s expense will promptly execute and deliver to Lender upon Lender’s reasonable request all such other and further documents, agreements, and instruments in accomplishment of the agreements of Guarantor under this Guaranty.

17.               No Fiduciary Relationship. The relationship between Lender and Guarantor is solely that of lender and guarantor. Lender has no fiduciary or other special relationship with or duty to Guarantor and none is created hereby or may be inferred from any course of dealing or act or omission of Lender.

18.               Interpretation. If this Guaranty is signed by more than one Person as “Guarantor”, then the term “Guarantor” as used in this Guaranty shall refer to all such Persons jointly and severally, and all promises, agreements, covenants, waivers, consents, representations, warranties and other provisions in this Guaranty are made by and shall be binding upon each and every such undersigned Person, jointly and severally and Lender may pursue any Guarantor hereunder without being required (i) to pursue any other Guarantor hereunder or (ii) pursue rights and remedies under any Security Instrument and/or applicable Legal Requirements with respect to any Individual Property or any other Loan Documents.

19.               Time of Essence. Time shall be of the essence in this Guaranty with respect to all of Guarantor’s obligations hereunder.

20.               Execution. This Guaranty may be executed in multiple counterparts, each of which, for all purposes, shall be deemed an original, and all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Guaranty by facsimile or electronic image scan transmission (such as a “.pdf” file) will be effective as delivery of an original manually-executed counterpart of this Guaranty. Guarantor represents and warrants that the intention of the natural Person signing this Guaranty on its behalf is to attribute its respective signature to this Guaranty and that if the party has signed using an E-Signature (defined below), that E-Signature represents the signer’s signature to this Guaranty.  Guarantor understands and agrees that such E-Signature, if applicable, is legally binding.  Guarantor signing this Guaranty using an E-Signature waives all rights to repudiate the authenticity or validity of its E-signature to the extent such repudiation is based in whole or in part on the fact that such signature is not in original handwritten form.  Guarantor agrees that the law governing all applicable E-Signatures will be the federal Electronic Signatures in Global and National Commerce Act of 2000 (15 U.S. Code, Chapter 96) (E-SIGN) and/or the Uniform Electronic Transactions Act of 1999 as promulgated by the U.S. Uniform Law Commission for consideration and enactment by the States (UETA), and that under no circumstances will E-Signatures be governed by the Uniform Computer Information Transactions Act (UCITA).  As used in this Guaranty, “E-Signature” means any form of signature other than an original handwritten signature, including any type of image created in any manner (whether electronically or otherwise) which image could reasonably be interpreted as an indication of the signer’s intent to sign the document.

21.                Entire Agreement. This Guaranty embodies the entire agreement between Lender and Guarantor with respect to the guaranty by Guarantor of the Guaranteed Recourse Obligations of Borrower. This Guaranty supersedes all prior agreements and understandings, if any, with respect to guaranty by Guarantor of the Guaranteed Recourse Obligations of Borrower. No condition or conditions precedent to the effectiveness of this Guaranty exist. This Guaranty shall be effective upon execution by Guarantor and delivery to Lender. This Guaranty may not be modified, amended or superseded except in a writing signed by Lender and Guarantor referencing this Guaranty by its date and specifically identifying the portions hereof that are to be modified, amended or superseded. The Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

22.               WAIVER OF JURY TRIAL. EACH OF GUARANTOR AND LENDER HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH GUARANTOR AND LENDER MAY BE PARTIES ARISING OUT OF, IN CONNECTION WITH, OR IN ANY WAY PERTAINING TO, THIS GUARANTY AND ANY OTHER LOAN DOCUMENT. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS GUARANTY. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY GUARANTOR AND LENDER, AND EACH OF GUARANTOR AND LENDER HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. EACH OF GUARANTOR AND LENDER FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OR ACCEPTANCE, RESPECTIVELY OF THIS GUARANTY AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT EACH OF GUARANTOR AND LENDER HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

23.               Governing Law. THIS GUARANTY WAS NEGOTIATED IN THE STATE OF NEW YORK, THE LOAN WAS MADE BY LENDER AND ACCEPTED BY BORROWER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE LOAN DELIVERED PURSUANT TO THE LOAN AGREEMENT WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS GUARANTY, THE NOTE AND THE OTHER LOAN DOCUMENTS AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, GUARANTOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS GUARANTY, THE NOTE AND THE OTHER LOAN DOCUMENTS, AND THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE OTHER LOAN DOCUMENTS WILL BE INSTITUTED IN (OR, IF PREVIOUSLY INSTITUTED, MOVED TO) ANY FEDERAL OR STATE COURT DESIGNATED BY LENDER IN THE CITY OF NEW YORK, COUNTY OF NEW YORK. GUARANTOR HEREBY (I) WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING AND (II) IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. GUARANTOR AND LENDER HEREBY ACKNOWLEDGE AND AGREE THAT THE FOREGOING AGREEMENT, WAIVER AND SUBMISSION ARE MADE PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

24.               Waivers.

(a)               Guarantor hereby agrees that neither Lender’s rights or remedies nor Guarantor’s obligations under the terms of this Guaranty shall be released, diminished, impaired, reduced or affected by any one or more of the following events, actions, facts, or circumstances, and the liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of (and Guarantor hereby waives any rights or protections related to): (i) any limitation of liability or recourse in any other Loan Document or arising under any law; (ii) any claim or defense that this Guaranty was made without consideration or is not supported by adequate consideration; (iii) the taking or accepting of any other security or guaranty for, or right of recourse with respect to, any or all of the Guaranteed Recourse Obligations of Borrower; (iv) any homestead exemption or any other similar exemption under applicable Legal Requirements and Guarantor hereby waives the benefit of any such exemption as to the Guaranteed Recourse Obligations of Borrower; (v) any release, surrender, abandonment, exchange, alteration, sale or other disposition, subordination, deterioration, waste, failure to protect or preserve, impairment, or loss of, or any failure to create or perfect any lien or security interest with respect to, or any other dealings with, any collateral or security at any time existing or purported, believed or expected to exist in connection with any or all of the Guaranteed Recourse Obligations of Borrower, including any impairment of Guarantor’s recourse against any Person or collateral; (vi) unless agreed to in writing by Lender or as otherwise expressly set forth in the Loan Documents, whether express or by operation of law, any partial release of the liability of Guarantor hereunder, or if one or more other guaranties are now or hereafter obtained by Lender covering all or any part of the Guaranteed Recourse Obligations of Borrower, any complete or partial release of any one or more of such guarantors under any such other guaranty, or any complete or partial release or settlement of Borrower or any other party liable, directly or indirectly, for the payment or performance of any or all of the Guaranteed Recourse Obligations of Borrower; (vii) the death, insolvency, bankruptcy, disability, dissolution, liquidation, termination, receivership, reorganization, merger, consolidation, change of form, structure or ownership, sale of all assets, or lack of corporate, partnership or other power of Borrower or any other party at any time liable for the payment or performance of any or all of the Guaranteed Recourse Obligations of Borrower; (viii) either with or without notice to or consent of Guarantor: any renewal, extension, modification or rearrangement of the terms of any or all of the Guaranteed Recourse Obligations of Borrower and/or any of the Loan Documents; (ix) any neglect, lack of diligence, delay, omission, failure, or refusal of Lender to take or prosecute (or in taking or prosecuting) any action for the collection or enforcement of any of the Guaranteed Recourse Obligations of Borrower, or to foreclose or take or prosecute any action to foreclose (or in foreclosing or taking or prosecuting any action to foreclose) upon any security therefor, or to exercise (or in exercising) any other right or power with respect to any security therefor, or to take or prosecute (or in taking or prosecuting) any action in connection with any Loan Document, or any failure to sell or otherwise dispose of in a commercially reasonable manner any collateral securing any or all of the Guaranteed Recourse Obligations of Borrower; (x) any failure of Lender to notify Guarantor of any creation, renewal, extension, rearrangement, modification, supplement, subordination, or assignment of the Guaranteed Recourse Obligations of Borrower or any part thereof, or of any Loan Document, or of any release of or change in any security, or of any other action taken or refrained from being taken by Lender against Borrower or any security or other recourse, or of any new agreement between Lender and Borrower, it being understood that, except as expressly provided herein, Lender shall not be required to give Guarantor any notice of any kind under any circumstances with respect to or in connection with the Guaranteed Recourse Obligations of Borrower, any and all rights to notice Guarantor may have otherwise had being hereby waived by Guarantor, and Guarantor shall be responsible for obtaining for itself information regarding Borrower, including, but not limited to, any changes in the business or financial condition of Borrower, and Guarantor acknowledges and agrees that Lender shall have no duty to notify Guarantor of any information which Lender may have concerning Borrower; (xi) if for any reason that Lender is required to refund any payment by Borrower to any other party liable for the payment or performance of any or all of the Guaranteed Recourse Obligations of Borrower or pay the amount thereof to someone else; (xii) the making of advances by Lender to protect its interest in any Individual Property or the Properties, preserve the value of any Individual Property or the Properties or for the purpose of performing any term or covenant contained in any of the Loan Documents; (xiii) the existence of any claim, counterclaim, set off, recoupment, reduction or defense based upon any claim or other right that Guarantor may at any time have against Borrower, Lender, or any other Person, whether or not arising in connection with this Guaranty, the Note, the Loan Agreement, or any other Loan Document, other than a claim that the Guaranteed Recourse Obligations of Borrower have been fully paid and performed; (xiv) the unenforceability of all or any part of the Guaranteed Recourse Obligations of Borrower against Borrower, whether because the Guaranteed Recourse Obligations of Borrower exceed the amount permitted by law or violate any usury law, or because the act of creating the Guaranteed Recourse Obligations of Borrower, or any part thereof, is ultra vires, or because the officers or Persons creating same acted in excess of their authority, or because of a lack of validity or enforceability of or defect or deficiency in any of the Loan Documents, or because Borrower has any valid defense, claim or offset with respect thereto, or because Borrower’s obligation ceases to exist by operation of law, or because of any other reason or circumstance, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other Person be found not liable on the Guaranteed Recourse Obligations of Borrower, or any part thereof, for any reason (and regardless of any joinder of Borrower or any other party in any action to obtain payment or performance of any or all of the Guaranteed Recourse Obligations of Borrower); (xv) any order, ruling or plan of reorganization emanating from proceedings under any bankruptcy or similar insolvency laws with respect to Borrower or any other Person, including any extension, reduction, composition, or other alteration of the Guaranteed Recourse Obligations of Borrower, whether or not consented to by Lender; and/or (xvi) except as otherwise provided in Section 27 hereof, any partial or total transfer, pledge and/or reconstitution of Borrower and/or any direct or indirect owner of Borrower (regardless of whether the same is permitted under the Loan Documents).

(b)               This Guaranty shall be effective as a waiver of, and Guarantor hereby expressly waives

(i)                 any and all rights to which Guarantor may otherwise have been entitled under any suretyship laws in effect from time to time, including any right or privilege, whether existing under statute, at law or in equity, to require Lender to take prior recourse or proceedings against any collateral, security or Person whatsoever;

(ii)              any rights of sovereign immunity and any other similar and/or related rights;

(iii)            any other circumstance that may constitute a defense of Borrower or Guarantor hereunder and/or under the other Loan Documents other than a defense that the Guaranteed Recourse Obligations of Borrower have been fully paid and performed; and

(iv)             any right and/or requirement of or related to notice, presentment, protest, notice of protest, further notice of nonpayment, notice of dishonor, default, nonperformance, intent to accelerate, acceleration, existence of the Debt and/or any amendment or modification of the Debt.

25.               Representations, Warranties and Covenants of Guarantor.

(a)               Guarantor hereby makes the following representations, warranties and covenants (each of which shall remain materially true and correct during the term hereof): (a) Guarantor is duly organized, validly existing and in good standing under the laws of its state of formation, and Guarantor has all requisite right and power to execute and deliver this Guaranty and to perform the Guaranteed Recourse Obligations of Borrower; (b) the execution, delivery and performance of this Guaranty and the incurrence of the Guaranteed Recourse Obligations of Borrower, now or hereafter owing, (i) are within the powers of Guarantor and (ii) do not require any approval or consent of, or filing with, any governmental authority or other Person (or such approvals and consents have been obtained and delivered to the Lender) and are not in contravention of any provision of law applicable to Guarantor; (c) this Guaranty and the other Loan Documents to which Guarantor is a party constitutes when delivered, valid and binding obligations of Guarantor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors’ rights and equitable considerations; (d) Guarantor is not in default under any indenture, loan or credit agreement, or any lease or other agreement or instrument to which it is a party, or in violation of any restriction to which it is subject, as of the date hereof which, to Guarantor’s knowledge, is likely to have a Material Adverse Effect if there were such a default or violation; (e) Guarantor has filed all tax returns which are required to be filed (or obtained proper extensions of time for the filing thereof) and has paid, or made adequate provision for the payment of, all taxes which have or may become due pursuant to said returns or to assessments received; (f) the financial statements and other information pertaining to Guarantor submitted to Lender are true, complete and correct in all material respects and do not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading; (g) there is no litigation, at law or in equity, or any proceeding before any federal, state, provincial or municipal board or other governmental or administrative agency pending or, to the knowledge of Guarantor, threatened, or any basis therefor, which involves a risk of any material judgment or liability not fully covered by insurance (other than any deductible) which is likely to be adversely determined and if so, would have a Material Adverse Effect, and no judgment, decree, or order of any federal, state, provincial or municipal court, board or other governmental or administrative agency has been issued against Guarantor which has a Material Adverse Effect; (h) the making of the Loan to Borrower will result in material benefits to Guarantor; (i) Guarantor (i) has not entered into this Guaranty or any Loan Document with the actual intent to hinder, delay, or defraud any creditor and (ii) has received reasonably equivalent value in exchange for the Guaranteed Recourse Obligations of Borrower hereunder and under the Loan Documents.; and (j) Guarantor is not a “foreign person” within the meaning of Section 1445(1)(3) of the Internal Revenue Code. Each of the representations and covenants of and/or relating to Guarantor set forth in the other Loan Documents, if any, are hereby re-made by Guarantor and incorporated herein by reference as if fully set forth herein. This Guaranty is not subject to any right of rescission, setoff, counterclaim or defense by Guarantor, nor would the operation of any of the terms of this Guaranty, or the exercise of any right hereunder, render the Loan Documents unenforceable. Guarantor has not asserted any right of rescission, setoff, counterclaim or defense with respect to the Loan Documents.

(b)               As of the date hereof, Guarantor is the operating company of American Finance Trust, Inc. and owns, directly or indirectly, substantially all of the assets of American Finance Trust, Inc.

26.               Financial Covenants of Guarantor

(a)               Guarantor (i) shall keep and maintain complete and accurate books and records and (ii) in the event of the occurrence and continuance of an Event of Default, shall permit Lender and any authorized representatives of Lender to have access to and to inspect, examine and make copies of the books and records, any and all accounts, data and other documents of Guarantor, at all reasonable times, during normal business hours, at Guarantor’s address for notices as set forth herein upon the giving of reasonable notice of such intent. Guarantor shall also provide to Lender, upon Lender’s reasonable request, such proofs of payment, costs, expenses, revenues and earnings, and such other documentation as Lender may reasonably request, from time to time (other than audited financial statements which are provided to Lender pursuant to subsection (c) below), in such detail as may reasonably be required by Lender which (in each case) are available or reasonably obtainable using systems of Guarantor that are currently in place.

(b)               Without limiting the provisions of Section 26(a), Lender shall have the right, at any time and from time to time, during reasonable business hours and upon the giving of reasonable notice of such intent, upon the occurrence and continuance of an “Event of Default” hereunder or under the other Loan Documents, to audit the books and records of Guarantor.

(c)               During the term hereunder, Guarantor will furnish or cause to be furnished to Lender, as soon as available, and in any event within sixty (60) days after the end of each calendar quarter, the quarterly consolidated financial statements of American Finance Trust, Inc. (“AFIN”), which financial statements shall be prepared on an unaudited basis, in form substantially similar to those previously delivered by AFIN to Lender and which shall include Guarantor’s statement of net worth. Such quarterly financial statements shall be certified by Guarantor or AFIN to Lender as true and correct in all material respects. In addition, during the term hereunder, Guarantor will furnish or cause to be furnished to Lender, as soon as available, and in any event within one hundred and five (105) days after the end of each fiscal year, the annual consolidated financial statements of AFIN, which financial statements shall be prepared on an audited basis, in form substantially similar to those previously delivered by AFIN to Lender and which shall include Guarantor’s balance sheet, statement of net worth and, if available, cash flows for all Individual Properties and entities constituting Borrower. All such annual financial statements shall (A) with respect to AFIN’s annual financial statements, be prepared and audited by AFIN’s independent certified public accountants (which accountants shall be reasonably acceptable to Lender), (B) be certified by Guarantor or AFIN to Lender as true and correct in all material respects and (C) contain such backup and/or supporting information as may be reasonably requested by Lender. In addition, Guarantor shall promptly furnish to Lender any other financial information reasonably requested by Lender from time to time in respect of Guarantor (other than audited financial statements which are provided to Lender pursuant to this subsection).

(d)               Guarantor shall, at all times while the Debt remains unsatisfied, maintain a net worth of not less than $1,000,000,000. For the purposes hereof, Guarantor’s net worth shall be determined by Lender in its reasonable discretion, at any time and from time to time, and Guarantor’s net worth shall include any equity attributable to the Properties.

27.               Release of Guaranty.

(a)               Notwithstanding anything to the contrary contained herein, upon the consummation of any enforcement action by (i) the holder of the Loan resulting in the Guarantor no longer controlling the Borrower or any Individual Property or (ii) the holder of any mezzanine loan (a “Mezzanine Loan”) that exists pursuant to Section 11.6 of the Loan Agreement resulting in the Guarantor no longer controlling the Borrower or any Individual Property, or the assignment to the lender under such Mezzanine Loan (the “Mezzanine Lender”) (or its designee(s) of said interests in lieu thereof in accordance with the loan documents evidencing such Mezzanine Loan) (such date, the “Vesting Date”), Guarantor shall be released with respect to matters arising out of or in connection with actions, events or conditions first taking place following the Vesting Date solely with respect to those Borrowers and/or any Individual Properties which are no longer controlled by Guarantor and solely with respect to actions, events or conditions which are not caused by Guarantor or any of its Affiliates. In addition, after foreclosure of the lien of the Loan Documents or deed-in-lieu of such foreclosure, or Lender exercising any remedy which results in Lender or its successors or assigns or their respective agents or appointees controlling the Individual Properties (or any Individual Property, if applicable), Guarantor shall be released with respect to matters arising out of or in connection with actions, events or conditions first taking place following such foreclosure or deed in lieu thereof or exercise of such remedy solely with respect to those Individual Properties which are no longer controlled by Guarantor and solely with respect to actions, events or conditions which are not caused by Guarantor or any of its Affiliates. In addition, if the Mezzanine Lender exercises its remedies pursuant to any pledge and security agreement in connection with the Mezzanine Loan to exercise the voting rights of Borrower (or any other remedy which gives the Mezzanine Lender the right to control the Borrower), Guarantor shall not have any liability arising from the exercise of such voting rights (or any other remedy which gives the Mezzanine Lender the right to control the Borrower) solely with respect to such Borrowers where Mezzanine Lender has exercised its voting rights (or Mezzanine Lender has otherwise exercised control) and solely with respect to matters not caused by Guarantor or any of its Affiliates (the date of such Mezzanine Lender’s exercise of such voting rights, the “Control Vesting Date”). For the avoidance of doubt, in no event shall Guarantor be released from any obligations or liabilities with respect to any obligations or liabilities that result from facts and circumstances (known or unknown) in existence prior to the Vesting Date or the Control Vesting Date or caused by Guarantor or any of its Affiliates, and such Guaranteed Recourse Obligations of Borrower shall remain in full force and effect in accordance with and subject to the terms and provisions of this Guaranty.

(b)               In addition, Lender acknowledges and agrees that in connection with a transfer in accordance with the terms and conditions of Section 6.3(b) of the Loan Agreement and the assumption of all of the obligations and liabilities hereunder by a replacement guarantor in accordance with Section 6.3(b) of the Loan Agreement, Guarantor shall not have any liability with respect to any Guaranteed Recourse Obligations of Borrower arising out of or in connection with actions, events or conditions first taking place following the date that Guarantor’s obligations under this Guaranty are assumed in accordance with Section 6.3(b) of the Loan Agreement, unless such actions, events or conditions were caused by actions or omissions of Guarantor or any of its Affiliates.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty under as of the date first written above.

AMERICAN FINANCE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:American Finance Trust, Inc., a Maryland corporation, its General Partner

By:	/s/Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory

[Signature Page to Limited Recourse Guaranty]

SCHEDULE I

Borrower

1.	ARC AAANGIN001, LLC
2.	ARC AABNLFL001, LLC
3.	ARC AATNTMA001, LLC
4.	ARC AAWSNGA001, LLC
5.	ARC ABHNDMS001, LLC
6.	ARC AMWNRKY001, LLC
7.	ARC ARERIPA001, LLC
8.	ARC ARVIRMN001, LLC
9.	ARC AZCROMI001, LLC
10.	ARC AZCTOLA001, LLC
11.	ARC AZTMPGA001, LLC
12.	ARC BFFTMFL001, LLC
13.	ARC BKMST41001, LLC
14.	ARC CBDTNPA001, LLC
15.	ARC CBLDLPA001, LLC
16.	ARC CBLMAPA001, LLC
17.	ARC CBPHLPA001, LLC
18.	ARC CBPHLPA002, LLC
19.	ARC CBPHLPA003, LLC
20.	ARC CBPHLPA004, LLC
21.	ARC CBRBRPA001, LLC
22.	ARC CBWNEPA001, LLC
23.	ARC CHLKJTX001, LLC
24.	ARC CHVCTTX001, LLC
25.	ARC CKMST19001, LLC
26.	ARC CVANSAL001, LLC
27.	ARC CVHYKMA001, LLC
28.	ARC DGATHMI001, LLC
29.	ARC DGBGLLA001, LLC
30.	ARC DGBKHMS001, LLC
31.	ARC DGBNBGA001, LLC
32.	ARC DGCHEOK001, LLC
33.	ARC DGCMBMS001, LLC
34.	ARC DGDNDLA001, LLC
35.	ARC DGDVLLA001, LLC
36.	ARC DGFHLLA001, LLC
37.	ARC DGFLRMI001, LLC
38.	ARC DGFRTMS001, LLC
39.	ARC DGFTSAR001, LLC
40.	ARC DGGNWLA001, LLC
41.	ARC DGGSBVA001, LLC
42.	ARC DGGVLMS002, LLC
43.	ARC DGHBKLA001, LLC

44.	ARC DGHDNMI001, LLC
45.	ARC DGHTGWV001, LLC
46.	ARC DGHTSAR001, LLC
47.	ARC DGLAFTN001, LLC
48.	ARC DGLCRMN002, LLC
49.	ARC DGMBLAR001, LLC
50.	ARC DGMKNMI001, LLC
51.	ARC DGMRALA001, LLC
52.	ARC DGMSNTX002, LLC
53.	ARC DGNTALA001, LLC
54.	ARC DGRLFMS001, LLC
55.	ARC DGRSEMI001, LLC
56.	ARC DGRYLAR001, LLC
57.	ARC DGSRBMO001, LLC
58.	ARC DGSTNVA001, LLC
59.	ARC DGSVNMO001, LLC
60.	ARC DGTLSLA001, LLC
61.	ARC DGVDRTX001, LLC
62.	ARC DGVNLTN001, LLC
63.	ARC DGWPTMS001, LLC
64.	ARC DGWRNIN001, LLC
65.	ARC DGWSNNY001, LLC
66.	ARC FDBRNLA001, LLC
67.	ARC FDBTLKY001, LLC
68.	ARC FDCHLID001, LLC
69.	ARC FDCRLMO001, LLC
70.	ARC FDDNVAR001, LLC
71.	ARC FDDXRNM001, LLC
72.	ARC FDFNTPA001, LLC
73.	ARC FDHCRTX001, LLC
74.	ARC FDKRMCO001, LLC
75.	ARC FDOCYLA001, LLC
76.	ARC FDPLSTX001, LLC
77.	ARC FDWLDCO001, LLC
78.	ARC FEBSMND001, LLC
79.	ARC FECNBIA001, LLC
80.	ARC FEEGLWI001, LLC
81.	ARC FEGRFND001, LLC
82.	ARC FELELMS001, LLC
83.	ARC FESOUIA001, LLC
84.	ARC FEWAUWI001, LLC
85.	ARC FEWTNSD001, LLC
86.	ARC FLCLTNC001, LLC

87.	ARC FMMTCNJ001, LLC
88.	ARC FMMTVAL001, LLC
89.	ARC FMSNHPA001, LLC
90.	ARC HR5BEIL001, LLC
91.	ARC HR5BIAL001, LLC
92.	ARC HR5BPMN001, LLC
93.	ARC HR5CURI001, LLC
94.	ARC HR5CVGA001, LLC
95.	ARC HR5DOGA001, LLC
96.	ARC HR5GAGA001, LLC
97.	ARC HR5GASC001, LLC
98.	ARC HR5HASC001, LLC
99.	ARC HR5MSSE001, LLC
100.	ARC HR5PEGA001, LLC
101.	ARC HR5PISC001, LLC
102.	ARC HR5SINJ001, LLC
103.	ARC HR5SOCT001, LLC
104.	ARC HR5VAGA001, LLC
105.	ARC HR5ZUMN001, LLC
106.	ARC LWAKNSC001, LLC
107.	ARC LWFYTNC001, LLC
108.	ARC LWMCNGA001, LLC
109.	ARC LWNBNNC001, LLC
110.	ARC LWRMTNC001, LLC
111.	ARC MFKXVTN002, LLC
112.	ARC ORMNTWI001, LLC
113.	ARC TKLWSFL001, LLC
114.	ARC TPEGPTX001, LLC
115.	ARC TSHRLKY001, LLC
116.	ARC TSHTNMI001, LLC
117.	ARC TSVRNCT001, LLC
118.	ARC WGBEATX001, LLC
119.	ARC WGGLTWY001, LLC
120.	ARC WGLNSMI001, LLC
121.	ARC WGOKCOK001, LLC

122.	ARC WGTKRGA001, LLC
123.	ARG AA12PCK001, LLC
124.	ARG AA14PCK001, LLC
125.	ARG CCFAYNC001, LLC
126.	ARG CCLTZFL001, LLC
127.	ARG CCNLVTX001, LLC
128.	ARG CCPBLCO01, LLC
129.	ARG CHDUBGA001, LLC
130.	ARG DDEPOTX001, LLC
131.	ARG DGBRWKY001, LLC
132.	ARG DGCLKIA001, LLC
133.	ARG DGCSTKY001, LLC
134.	ARG DGCTSMI001, LLC
135.	ARG DGELKKY001, LLC
136.	ARG DGFLSKY001, LLC
137.	ARG DGLCNMI001, LLC
138.	ARG DGSDLKY001, LLC
139.	ARG DI51PCK001, LLC
140.	ARG DNMGCIN001, LLC
141.	ARG FMATHTX001, LLC
142.	ARG FMBKHMS001, LLC
143.	ARG FMCHIIL001, LLC
144.	ARG FMCTVMS001, LLC
145.	ARG FMIDBOK001, LLC
146.	ARG FMTYLTX001, LLC
147.	ARG IM12PKSLB001, LLC
148.	ARG ME19PCK001, LLC
149.	ARG MESMOAR001, LLC
150.	ARG PH14SLB001, LLC
151.	ARG ATCHTTN001, LLC
152.	ARG 1CBHGNJ001, LLC
153.	ARG OCPOOL2001, LLC
154.	ARG OCPOOL4001, LLC
155.	ARG WLGREFI001, LLC